SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 10, 2003
                Date of report (Date of earliest event reported)


                                 ENUCLEUS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                   0-14039                           11-2714721
           ----------------------       ----------------------------------
          (Commission File Number)     (I.R.S. Employer Identification No.)




                          2101 S. Arlington Heights Rd.
                           Arlington Heights, IL 60005
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                  847/357-9600
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

On November 6, 2003, eNucleus received its final decree in its' Chapter 11 Reorganization case, thereby emerging from bankruptcy. Further details of this announcement are contained in the attached press release issued by the Company on November 10, 1999. The information set forth in the attached press release is incorporated herein by reference and constitutes a part of this report.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            ENUCLEUS, INC.
                                            (Registrant)

Date:  November 10, 2003                    By:  /s/  John C. Paulsen
                                               --------------------------------
                                                      John C. Paulsen,
                                                      Chairman of the Board,
                                                      Chief Executive and
                                                      Financial Officer

Attachment:


For Immediate Release:

                            For Further Information:

                                                                 eNucleus.com


eNUCLEUS, INC., (ENCU) EMERGES FROM BANKRUPTCY - RECIEVES FINAL DECREE


CHICAGO, November 10, 2003 -- eNucleus, Inc. (OTC Bulletin Board: ENCU), today announced that on Thursday, November 6, 2003 U.S. Bankruptcy Court Judge Eugene
R. Wedoff, ordered a final decree in the Company's Chapter 11 Bankruptcy Case, successfully concluding the Company's long awaited restructuring.


John Paulsen, eNucleus' CEO, stated, "This is a great day for eNucleus. This ruling is a real tribute to our shareholders, employees and trusted advisors. Our future is now unfettered and much brighter given our new ability to exclusively focus our resources on our acquisitions and business plan objectives."

eNucleus (WWW.ENUCLEUS.COM) is a next generation business process hosting company that delivers software solutions from its national application delivery platform. Our primary focus is to deliver vital software applications to companies in specific market verticals that exponentially enhance the flow of information within their organization as well as with their customers, suppliers and partners. The seamless and immediate exchange of critical business information provided by our software solutions allows clients to run their businesses with maximum efficiency and profitability.


The information contained in this press release, including any "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 contained herein, should be reviewed in conjunction with the Company's annual report, financial filings and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth many risks and uncertainties related to the Company's business and such statements, including risks and uncertainties related to that are unpredictable and outside of the influence and/or control of the Company.